BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated January 31, 2022 to the Statement of Additional Information (“SAI”)

of the Fund, dated September 28, 2021

Effective February 1, 2022, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Rob Shimell, Alastair Bishop and Hannah Johnson, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The first paragraph and the table in the sub-section entitled “Other Funds and Accounts Managed” are deleted in their entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rob Shimell	1 $1.88 Billion	2 $2.16 Billion	0 $0	0 $0	0 $0	0 $0
Alastair Bishop	6 $2.90 Billion	13 $10.80 Billion	2 $63.07 Thousand	0 $0	2 $1.89 Million	0 $0
Hannah Johnson, CFA	0 $0	2 $1.39 Billion	0 $0	0 $0	0 $0	0 $0

The sub-section entitled “Discretionary Incentive Compensation” with respect to Mr. Shimell is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation — Mr. Shimell

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mr. Shimell is not measured against a specific benchmark.

The first paragraph and the table in the sub-section entitled “Fund Ownership” are deleted in their entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of May 31, 2021.

Portfolio Manager	Dollar Range
Rob Shimell	None
Alastair Bishop	$10,001-$50,000
Hannah Johnson, CFA	$1-$10,000

Shareholders should retain this Supplement for future reference.

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